UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts	02199-8197
(Address of principal executive offices)	(Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: December 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS

PORTFOLIO OF INVESTMENTS – as of December 31, 2017 (Unaudited)

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 90.7% of Net Assets

	ABS Car Loan – 2.7%
$ 3,060,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	$3,061,796
735,412	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	735,485
4,262,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	4,275,213
2,438,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	2,445,735
16,421,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.510%, 1/08/2021	16,466,604
7,135,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B, 2.110%, 1/08/2021	7,131,224
4,495,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C, 2.880%, 7/08/2021	4,533,862
485,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3, 1.870%, 8/18/2021	483,445
975,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	975,005
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,536,957
3,900,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/2020, 144A	3,925,967
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	1,997,918
11,955,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	12,029,248
15,005,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	14,930,464
10,350,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	10,426,870
935,491	CPS Auto Receivables Trust, Series 2015-A, Class A, 1.530%, 7/15/2019, 144A	935,210
1,852,095	CPS Auto Receivables Trust, Series 2015-B, Class A, 1.650%, 11/15/2019, 144A	1,850,962
14,384,000	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	14,447,323
7,515,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	7,530,913
8,230,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	8,194,711
3,600,000	Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 2.560%, 10/15/2025, 144A	3,594,402
7,435,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class B, 3.210%, 8/17/2026, 144A	7,380,876
1,598,347	Drive Auto Receivables Trust, Series 2016-BA, Class B, 2.560%, 6/15/2020, 144A	1,599,916
7,260,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	7,315,195
3,185,000	Drive Auto Receivables Trust, Series 2017-1, Class B, 2.360%, 3/15/2021	3,187,865

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	ABS Car Loan – continued
$ 2,595,000	Drive Auto Receivables Trust, Series 2017-AA, Class B, 2.510%, 1/15/2021, 144A	$2,602,227
3,625,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	3,649,319
1,325,000	Drive Auto Receivables Trust, Series 2017-BA, Class B, 2.200%, 5/15/2020, 144A	1,325,826
228,536	DT Auto Owner Trust, Series 2014-3A, Class C, 3.040%, 9/15/2020, 144A	228,659
1,502,837	DT Auto Owner Trust, Series 2017-1A, Class A, 1.560%, 6/15/2020, 144A	1,501,570
2,209,993	DT Auto Owner Trust, Series 2017-2A, Class A, 1.720%, 5/15/2020, 144A	2,208,184
485,396	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A	485,622
734,063	Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 2.350%, 7/15/2020, 144A	734,562
2,504,214	Exeter Automobile Receivables Trust, Series 2017-1A, Class A, 1.960%, 3/15/2021, 144A	2,501,923
1,366,890	First Investors Auto Owner Trust, Series 2014-3A, Class A3, 1.670%, 11/16/2020, 144A	1,366,290
1,402,289	First Investors Auto Owner Trust, Series 2017-1A, Class A1, 1.690%, 4/15/2021, 144A	1,398,951
4,637,044	Flagship Credit Auto Trust, Series 2016-1, Class A, 2.770%, 12/15/2020, 144A	4,655,342
3,312,224	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.330%, 11/15/2019	3,315,786
646,122	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	646,398
1,569,259	Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.600%, 11/16/2020	1,572,651
4,584,319	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	4,592,102
4,440,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	4,437,529

		178,216,107

	ABS Credit Card – 0.4%
463,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	468,656
11,115,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	10,914,731
12,265,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	12,158,023

		23,541,410

	ABS Home Equity – 1.9%
5,082,728	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	5,216,689
2,682,183	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	2,682,992
14,114,971	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	14,345,526
7,115,103	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	7,325,844

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	ABS Home Equity – continued
$ 3,022,133	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	$3,114,530
3,353,303	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	3,453,676
15,094,088	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	15,131,659
3,928,468	Colony American Homes, Series 2014-1A, Class A, 1-month LIBOR + 1.150%, 2.627%, 5/17/2031, 144A(b)	3,939,127
90,331	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	91,151
10,047,376	Home Partners of America Trust, Series 2016-1, Class A, 1-month LIBOR + 1.650%, 3.110%, 3/17/2033, 144A(b)	10,108,131
5,310,604	Mill City Mortgage Trust, Series 2015-2, Class A1, 3.000%, 9/25/2057, 144A(a)	5,319,856
4,351,200	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	4,324,497
4,081,282	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 10/25/2047, 144A(a)	4,150,791
5,395,109	Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047, 144A(a)	5,492,999
1,454,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.531%, 10/25/2053, 144A(a)	1,496,852
12,631,869	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	12,607,638
5,018,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	5,177,323
9,054,288	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	9,051,667
6,017,000	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	5,812,405
2,726,000	Towd Point Mortgage Trust, Series 2016-3, Class M1, 3.500%, 4/25/2056, 144A(a)	2,748,799

		121,592,152

	ABS Other – 0.8%
18,543	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	18,546
19,255,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	19,353,439
13,980,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	14,204,801
15,600,000	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A	15,801,526
5,992,600	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	5,910,255

		55,288,567

	ABS Student Loan – 0.0%
532,219	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	535,018
1,726,357	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	1,725,839

		2,260,857

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Aerospace & Defense – 0.2%
$ 921,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	$902,580
12,842,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	13,612,520

		14,515,100

	Agency Commercial Mortgage-Backed Securities – 2.0%
15,165,000	Federal National Mortgage Association, Series 2015-M15, Class A2, 2.923%, 10/25/2025(a)	15,258,985
6,750,000	Federal National Mortgage Association, Series 2015-M17, Class A2, 2.939%, 11/25/2025(a)	6,838,336
10,975,000	Federal National Mortgage Association, Series 2016-M4, Class A2, 2.576%, 3/25/2026	10,761,796
7,591,000	Federal National Mortgage Association, Series 2017-M3, Class A2, 2.486%, 12/25/2026(a)	7,375,460
7,350,000	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A2, 3.002%, 1/25/2024	7,512,650
7,200,000	FHLMC Multifamily Structured Pass Through Certificates, Series K050, Class A2, 3.334%, 8/25/2025(a)	7,488,792
5,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class A2, 3.308%, 9/25/2025	5,791,994
8,680,450	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class A2, 3.151%, 11/25/2025	8,918,055
5,810,000	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class A2, 2.995%, 12/25/2025	5,902,317
13,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class A2, 2.570%, 7/25/2026	13,401,074
2,770,000	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026	2,737,458
6,195,000	FHLMC Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/2026(a)	6,441,502
6,995,000	FHLMC Multifamily Structured Pass Through Certificates, Series K062, Class A2, 3.413%, 12/25/2026	7,305,375
5,105,490	FHLMC Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/2027(a)	5,338,607
11,410,000	FHLMC Multifamily Structured Pass Through Certificates, Series K727, Class A2, 2.946%, 7/25/2024	11,615,018
7,760,000	FHLMC Multifamily Structured Pass Through Certificates, Series KPLB, Class A, 2.770%, 5/25/2025	7,736,152

		130,423,571

	Airlines – 0.1%
2,528,665	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	2,625,412
728,004	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	762,352

		3,387,764

	Automotive – 2.0%
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,285,157
4,742,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	4,743,701

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Automotive – continued
$ 12,010,000	Ford Motor Credit Co. LLC, 3.336%, 3/18/2021	$12,197,779
7,612,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	7,689,482
27,688,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	30,060,443
16,412,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	18,022,114
16,051,000	General Motors Co., 5.000%, 4/01/2035	17,009,780
14,829,000	General Motors Co., 6.250%, 10/02/2043	17,564,493
22,752,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	22,715,369

		131,288,318

	Banking – 7.1%
17,853,000	Ally Financial, Inc., 3.750%, 11/18/2019	18,077,948
16,016,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,645,324
7,967,000	Bangkok Bank PCL, 2.750%, 3/27/2018, 144A	7,974,444
34,130,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	34,333,074
6,608,000	Bank of America Corp., 2.650%, 4/01/2019	6,645,516
2,572,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023, 144A	2,578,604
51,682,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028, 144A	51,693,106
5,715,000	Bank of America Corp., GMTN, 2.625%, 4/19/2021	5,744,155
4,199,000	Bank of America Corp., MTN, 6.875%, 4/25/2018	4,263,149
45,518,000	Barclays PLC, 2.875%, 6/08/2020	45,685,506
7,058,000	Barclays PLC, 3.200%, 8/10/2021	7,095,965
25,327,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	25,370,056
15,481,000	Citigroup, Inc., 2.500%, 9/26/2018	15,525,380
5,780,000	Citigroup, Inc., 2.650%, 10/26/2020	5,799,347
27,055,000	Citigroup, Inc., 4.050%, 7/30/2022	28,158,873
5,780,000	Goldman Sachs Group, Inc. (The), 2.600%, 4/23/2020	5,787,870
9,636,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	9,954,298
14,867,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	16,484,985

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Banking – continued
$ 13,448,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	$18,002,076
3,205,000	JPMorgan Chase & Co., 2.550%, 3/01/2021	3,206,695
8,819,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	8,995,392
1,785,000	JPMorgan Chase & Co., 4.250%, 10/15/2020	1,871,607
10,223,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	10,842,677
23,597,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	25,250,024
3,235,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	3,251,140
3,955,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	3,994,906
7,690,000	Morgan Stanley, 2.800%, 6/16/2020	7,759,384
19,598,000	Morgan Stanley, 5.750%, 1/25/2021	21,356,637
3,381,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,493,681
12,550,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	13,727,673
21,770,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	22,729,530
4,977,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,031,526
9,123,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	10,989,748

		468,320,296

	Building Materials – 0.1%
8,563,000	Owens Corning, 4.200%, 12/01/2024	8,971,204

	Cable Satellite – 0.5%
14,275,000	Time Warner Cable LLC, 4.500%, 9/15/2042	13,393,032
3,939,000	Time Warner Cable LLC, 5.500%, 9/01/2041	4,105,571
2,648,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,873,055
8,447,000	Time Warner Cable LLC, 6.550%, 5/01/2037	9,934,298
2,013,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,415,352

		32,721,308

	Chemicals – 1.3%
26,749,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	31,764,438
3,680,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	3,900,800

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Chemicals – continued
$ 3,566,000	Methanex Corp., 3.250%, 12/15/2019	$3,581,913
14,107,000	Methanex Corp., 5.250%, 3/01/2022	14,965,042
7,727,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	7,997,445
11,165,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A(c)	12,839,750
4,402,000	RPM International, Inc., 3.450%, 11/15/2022	4,511,037
3,558,000	RPM International, Inc., 6.125%, 10/15/2019	3,788,324
4,155,000	Venator Finance S.a.r.l/Venator Materials LLC, 5.750%, 7/15/2025, 144A	4,383,525

		87,732,274

	Collateralized Mortgage Obligations – 1.9%
31,827,752	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042	31,888,087
3,340,976	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046	3,307,491
5,000,000	Federal Home Loan Mortgage Corp., Series 3654, Class DC, 5.000%, 4/15/2030	5,571,895
602,825	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 1.573%, 10/20/2060(b)	599,774
469,359	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 1.593%, 10/20/2060(b)	467,152
413,028	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 1.693%, 2/20/2061(b)	412,450
4,629,872	Government National Mortgage Association, Series 2012-H12, Class FA, 1-month LIBOR + 0.550%, 1.793%, 4/20/2062(b)	4,636,407
613,395	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 1.763%, 8/20/2062(b)	613,663
5,003,767	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 1.643%, 10/20/2062(b)	4,989,549
2,711,245	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	2,682,703
4,342,087	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	4,302,558
6,152,073	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	6,087,157
15,490,550	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	15,511,056
22,370,754	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	22,284,546
21,151,317	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	20,562,274
2,623,053	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 1.523%, 5/20/2063(b)	2,621,975

		126,538,737

	Construction Machinery – 0.1%
8,705,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	9,018,119

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Consumer Cyclical Services – 0.5%
$ 26,745,000	Amazon.com, Inc., 4.250%, 8/22/2057, 144A	$29,175,968
3,010,000	IHS Markit Ltd., 4.000%, 3/01/2026, 144A	3,006,237

		32,182,205

	Consumer Products – 0.2%
8,595,000	Mattel, Inc., 6.750%, 12/31/2025, 144A	8,710,603
3,495,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,736,567

		12,447,170

	Diversified Manufacturing – 0.6%
1,158,000	Crane Co., 6.550%, 11/15/2036	1,433,527
32,127,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	34,737,319

		36,170,846

	Electric – 0.6%
3,315,000	Enel Americas S.A., 4.000%, 10/25/2026	3,367,311
3,364,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,514,661
17,247,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	18,058,550
8,413,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,709,620
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,659,175

		38,309,317

	Finance Companies – 2.1%
16,922,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.750%, 5/15/2019	17,189,817
18,154,000	International Lease Finance Corp., 5.875%, 4/01/2019	18,894,666
3,910,000	International Lease Finance Corp., 5.875%, 8/15/2022	4,331,761
16,190,000	International Lease Finance Corp., 6.250%, 5/15/2019	16,965,575
15,445,000	iStar, Inc., 6.500%, 7/01/2021	16,043,494
14,547,000	Navient LLC, MTN, 8.000%, 3/25/2020	15,728,944
13,509,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	13,981,950
35,903,000	Springleaf Finance Corp., 5.250%, 12/15/2019	36,935,211

		140,071,418

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Financial Other – 0.2%
$ 15,649,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	$15,336,020

	Food & Beverage – 0.3%
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,734,300
13,345,000	Post Holdings, Inc., 5.625%, 1/15/2028, 144A	13,415,728
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,334,550

		18,484,578

	Government Owned - No Guarantee – 3.1%
10,460,000	Abu Dhabi Crude Oil Pipeline LLC, 4.600%, 11/02/2047, 144A	10,758,424
2,355,000	Abu Dhabi National Energy Co. PJSC, 2.500%, 1/12/2018, 144A	2,353,964
7,757,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	8,041,296
17,981,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	19,502,840
18,213,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,509,401
7,355,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	7,270,271
9,385,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	9,322,871
2,862,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,073,931
22,772,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	24,771,473
10,497,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	9,380,539
27,590,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	26,555,375
24,223,000	Tennessee Valley Authority, 4.250%, 9/15/2065	28,637,690
6,160,000	Tennessee Valley Authority, 4.625%, 9/15/2060	7,765,253
6,401,000	Tennessee Valley Authority, 4.875%, 1/15/2048	8,335,261
10,957,000	Tennessee Valley Authority, 5.250%, 9/15/2039	14,779,656

		200,058,245

	Healthcare – 0.7%
6,315,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	5,683,500
1,780,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	1,806,700
16,381,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	17,747,994
3,089,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,330,337

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Healthcare – continued
$ 7,682,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	$7,806,833
10,364,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	10,558,325

		46,933,689

	Hybrid ARMs – 0.0%
64,405	FNMA, 6-month LIBOR +1.504%, 2.952%, 2/01/2037(b)	66,726

	Independent Energy – 1.8%
4,885,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	4,121,719
8,160,000	Newfield Exploration Co., 5.375%, 1/01/2026	8,629,200
10,499,000	Newfield Exploration Co., 5.750%, 1/30/2022	11,207,683
13,888,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	14,971,542
13,612,000	QEP Resources, Inc., 5.250%, 5/01/2023	13,773,438
6,862,000	QEP Resources, Inc., 5.375%, 10/01/2022	7,016,395
10,701,000	Range Resources Corp., 5.000%, 8/15/2022	10,647,495
9,158,000	SM Energy Co., 5.000%, 1/15/2024	8,831,746
775,000	SM Energy Co., 5.625%, 6/01/2025	751,750
16,166,000	SM Energy Co., 6.125%, 11/15/2022	16,469,112
1,096,000	SM Energy Co., 6.500%, 11/15/2021	1,109,700
4,851,000	SM Energy Co., 6.500%, 1/01/2023	4,948,020
1,045,000	SM Energy Co., 6.750%, 9/15/2026	1,076,350
13,400,000	Whiting Petroleum Corp., 6.625%, 1/15/2026, 144A	13,668,000

		117,222,150

	Industrial Other – 0.4%
5,919,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	6,496,103
7,035,000	CBRE Services, Inc., 5.000%, 3/15/2023	7,234,239
9,275,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	8,848,656
3,495,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	3,543,056

		26,122,054

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Integrated Energy – 0.2%
$ 14,480,000	Infraestructura Energetica Nova, S.A.B. de C.V., 4.875%, 1/14/2048, 144A	$13,918,900

	Media Entertainment – 1.2%
7,430,000	AMC Networks, Inc., 4.750%, 8/01/2025	7,364,987
8,660,000	Discovery Communications LLC, 5.000%, 9/20/2037	8,972,568
8,685,000	Discovery Communications LLC, 5.200%, 9/20/2047	9,064,702
2,405,000	EW Scripps Co. (The), 5.125%, 5/15/2025, 144A	2,392,975
63,720,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,455,504
15,635,000	Myriad International Holdings BV, 4.850%, 7/06/2027, 144A	16,188,948
32,599,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	34,997,113

		81,436,797

	Metals & Mining – 1.0%
14,896,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	14,877,380
12,627,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	12,484,946
5,097,000	Freeport-McMoRan, Inc., 6.875%, 2/15/2023	5,555,730
11,203,000	Goldcorp, Inc., 2.125%, 3/15/2018	11,208,779
18,444,000	Southern Copper Corp., 5.875%, 4/23/2045	22,277,342

		66,404,177

	Midstream – 1.2%
1,600,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.500%, 5/20/2025	1,616,000
670,000	Energy Transfer LP, 5.150%, 2/01/2043	634,460
6,959,000	Energy Transfer LP, 5.950%, 10/01/2043	7,399,010
10,082,000	Energy Transfer LP, 6.500%, 2/01/2042	11,416,002
1,578,000	Energy Transfer LP, 6.625%, 10/15/2036	1,817,726
13,236,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	14,109,193
2,745,000	Energy Transfer LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	3,000,987
2,555,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	2,649,830
10,668,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	11,107,071
4,861,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,157,543

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Midstream – continued
$ 17,979,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	$19,850,702

		78,758,524

	Mortgage Related – 17.4%
26,667,533	FHLMC, 3.000%, with various maturities from 2042 to 2046(d)	26,715,849
85,445,695	FHLMC, 3.500%, with various maturities from 2043 to 2047(d)	88,096,580
30,324,223	FHLMC, 4.000%, with various maturities from 2044 to 2047(d)	31,894,468
23,987,945	FHLMC, 4.500%, with various maturities from 2041 to 2047(d)	25,755,494
3,156	FHLMC, 5.500%, 12/01/2018	3,185
14,306	FHLMC, 6.000%, 6/01/2035	16,150
161,932,042	FNMA, 2.500%, with various maturities from 2046 to 2057(d)	156,116,299
114,582,396	FNMA, 3.000%, with various maturities from 2045 to 2047(d)	114,825,801
182,227,352	FNMA, 3.500%, with various maturities from 2042 to 2047(d)	187,904,064
114,526,107	FNMA, 4.000%, with various maturities from 2041 to 2047(d)	120,440,770
38,835,330	FNMA, 4.500%, with various maturities from 2043 to 2047(d)	41,601,549
219,662	FNMA, 6.000%, with various maturities from 2034 to 2037(d)	249,253
21,876	FNMA, 6.500%, with various maturities from 2029 to 2031(d)	24,347
44,952	FNMA, 7.000%, with various maturities in 2030(d)	48,790
29,402	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	32,583
655,000	FNMA (TBA), 3.000%, 2/01/2048(e)	654,143
2,070,000	FNMA (TBA), 3.500%, 2/01/2048(e)	2,121,993
138,465,000	FNMA (TBA), 4.500%, 2/01/2048(e)	147,140,691
653,504	GNMA, 1-month LIBOR, 1.952%, 3.184%, 9/20/2063(b)	690,634
148,111	GNMA, 4.119%, 1/20/2063(a)	152,877
142,181	GNMA, 4.295%, 5/20/2063(a)	147,226
10,245,165	GNMA, 4.378%, 12/20/2066(a)	11,165,065
3,039,689	GNMA, 4.412%, 10/20/2066(a)	3,308,649
174,848	GNMA, 4.415%, 7/20/2063(a)	182,042

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Mortgage Related – continued
$ 5,320,063	GNMA, 4.426%, 11/20/2066(a)	$5,771,098
4,304,173	GNMA, 4.485%, 10/20/2062(a)	4,416,920
860,759	GNMA, 4.492%, 12/20/2062(a)	885,637
5,196,805	GNMA, 4.496%, 2/20/2066(a)	5,633,266
644,493	GNMA, 4.498%, 7/20/2063(a)	670,160
12,546,448	GNMA, 4.517%, 12/20/2061(a)(c)	12,768,450
3,999,521	GNMA, 4.520%, 6/20/2064(a)	4,312,596
901,537	GNMA, 4.524%, 11/20/2062(a)	928,319
5,005,411	GNMA, 4.525%, 12/20/2064(a)	5,389,358
5,170,544	GNMA, 4.529%, 6/20/2066(a)	5,633,523
539,144	GNMA, 4.530%, 5/20/2063(a)	560,402
5,235,140	GNMA, 4.533%, with various maturities from 2062 to 2065(a)(d)	5,610,909
3,068,620	GNMA, 4.534%, 9/20/2066(a)	3,357,968
3,549,202	GNMA, 4.535%, 6/20/2066(a)	3,879,190
5,424,045	GNMA, 4.537%, 6/20/2062(a)	5,534,463
3,850,303	GNMA, 4.539%, 12/20/2063(a)	4,112,726
11,872,559	GNMA, 4.540%, 11/20/2062(a)	12,226,142
2,543,819	GNMA, 4.541%, 2/20/2066(a)	2,771,647
15,514,669	GNMA, 4.549%, with various maturities in 2066(a)(d)	17,007,271
898,436	GNMA, 4.553%, 6/20/2061(a)	913,050
4,622,085	GNMA, 4.556%, 2/20/2065(a)	4,987,456
2,757,026	GNMA, 4.563%, 1/20/2065(a)	2,972,928
1,966,309	GNMA, 4.572%, 6/20/2062(a)	2,014,771
2,468,537	GNMA, 4.574%, 4/20/2066(a)	2,693,918
295,520	GNMA, 4.575%, 8/20/2061(a)	300,861
5,933,318	GNMA, 4.578%, 10/20/2064(a)	6,374,910
7,818,316	GNMA, 4.594%, 12/20/2064(a)	8,431,203

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Mortgage Related – continued
$ 6,855,317	GNMA, 4.598%, 2/20/2065(a)	$7,405,125
5,151,931	GNMA, 4.608%, 3/20/2066(a)	5,637,752
1,851,164	GNMA, 4.612%, 10/20/2062(a)	1,899,789
1,144,068	GNMA, 4.618%, 7/20/2062(a)	1,176,301
852,022	GNMA, 4.625%, 1/20/2064(a)	916,826
3,454,649	GNMA, 4.631%, 3/20/2065(a)	3,731,553
4,877,770	GNMA, 4.642%, 5/20/2062(a)	4,986,620
3,770,947	GNMA, 4.644%, 1/20/2064(a)	4,013,461
2,458,778	GNMA, 4.650%, 1/20/2061(a)	2,496,994
592,889	GNMA, 4.656%, 5/20/2062(a)	605,174
6,141,642	GNMA, 4.670%, 4/20/2062(a)	6,279,868
5,690,275	GNMA, 4.676%, 6/20/2064(a)	6,153,046
222,619	GNMA, 4.680%, 3/20/2062(a)	227,444
740,474	GNMA, 4.700%, with various maturities in 2061(a)(d)	751,054
4,091,218	GNMA, 4.708%, 1/20/2064(a)	4,424,594
364,763	GNMA, 5.500%, 4/15/2038	400,990
65,095	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	73,349
58,517	GNMA, 6.500%, with various maturities from 2029 to 2032(d)	64,919
74,590	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	77,451
13,750	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	14,908
10,621	GNMA, 8.500%, with various maturities from 2020 to 2023(d)	10,663

		1,140,795,525

	Non-Agency Commercial Mortgage-Backed Securities – 1.1%
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.125%, 7/10/2046, 144A(a)	1,075,039
14,954,104	Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1-month LIBOR + 1.720%, 3.152%, 10/15/2034, 144A(b)	14,970,128
3,950,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 4.432%, 10/15/2034, 144A(b)	3,959,649
3,052,113	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.698%, 11/10/2046, 144A(a)	3,185,494

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$ 527,331	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.677%, 2/15/2027, 144A(b)	$527,391
3,181,000	GP Portfolio Trust, Series 2014-GPP, Class D, 1-month LIBOR + 3.000%, 4.477%, 2/15/2027, 144A(b)	3,188,598
6,637,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.398%, 8/10/2044, 144A(a)	7,005,336
11,541,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1-month LIBOR + 1.450%, 2.927%, 8/15/2027, 144A(b)(c)	11,541,011
1,880,126	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 1-month LIBOR + 1.350%, 2.827%, 7/15/2031, 144A(b)	1,888,622
2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 1-month LIBOR + 2.100%, 3.577%, 7/15/2031, 144A(b)	2,190,022
7,018,000	SCG Trust, Series 2013-SRP1, Class B, 1-month LIBOR + 2.500%, 3.977%, 11/15/2026, 144A(b)	6,824,396
9,412,653	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.598%, 11/15/2043, 144A(a)	9,707,819
5,876,392	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.247%, 6/15/2044, 144A(a)	5,761,442

		71,824,947

	Oil Field Services – 1.5%
9,487,000	Ensco PLC, 4.500%, 10/01/2024	7,969,080
7,342,000	Ensco PLC, 5.750%, 10/01/2044	5,029,270
2,447,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,330,767
3,434,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,427,647
23,633,000	Nabors Industries, Inc., 5.100%, 9/15/2023	22,132,068
4,150,000	Nabors Industries, Inc., 5.500%, 1/15/2023	4,025,500
8,515,000	Rowan Cos., Inc., 4.750%, 1/15/2024	7,493,200
14,138,000	Rowan Cos., Inc., 4.875%, 6/01/2022	13,325,065
1,255,000	Rowan Cos., Inc., 7.375%, 6/15/2025	1,276,963
29,916,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	32,714,813

		99,724,373

	Paper – 0.5%
5,797,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	6,112,076
21,515,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	23,356,684
1,989,000	WestRock RKT Co., 4.900%, 3/01/2022	2,144,902

		31,613,662

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Pharmaceuticals – 0.4%
$ 6,293,000	Biogen, Inc., 2.900%, 9/15/2020	$6,378,721
734,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	739,505
3,418,000	Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/2020, 144A	3,426,408
10,383,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	9,500,445
2,760,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	2,697,900

		22,742,979

	Property & Casualty Insurance – 0.4%
13,365,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	13,856,832
6,655,000	Radian Group, Inc., 4.500%, 10/01/2024	6,818,047
3,171,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,450,562

		24,125,441

	Refining – 0.4%
28,300,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	28,815,626

	REITs - Mortgage – 0.2%
14,245,000	Starwood Property Trust, Inc., 4.750%, 3/15/2025, 144A	14,138,162

	Retailers – 1.0%
2,235,000	Cumberland Farms, Inc., 6.750%, 5/01/2025, 144A	2,369,100
27,630,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	26,939,250
17,710,000	GameStop Corp., 5.500%, 10/01/2019, 144A	17,997,787
9,929,000	SACI Falabella, 3.750%, 4/30/2023, 144A	10,168,129
7,559,000	SACI Falabella, 4.375%, 1/27/2025, 144A	7,911,962

		65,386,228

	Sovereigns – 3.2%
25,600,000	Emirate of Abu Dhabi, 2.500%, 10/11/2022, 144A	25,088,000
32,145,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	31,516,244
19,440,000	Kingdom of Saudi Arabia, 4.500%, 10/26/2046, 144A	19,401,120
14,180,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	16,324,801
20,805,000	Republic of Argentina, 7.500%, 4/22/2026	23,554,381

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued

		Sovereigns – continued
$ 17,300,000		Republic of Argentina, 7.625%, 4/22/2046	$19,514,400
8,015,000		Republic of Indonesia, 3.700%, 1/08/2022, 144A	8,248,637
16,430,000		Republic of Oman, 3.875%, 3/08/2022, 144A	16,541,724
7,615,000		Republic of Oman, 6.500%, 3/08/2047, 144A	7,632,058
40,950,000		State of Kuwait, 3.500%, 3/20/2027, 144A	41,632,227

			209,453,592

		Supranational – 0.0%
13,158,000		International Bank for Reconstruction & Development, 4.000%, 8/16/2018, (MXN)	653,333

		Technology – 1.3%
2,680,000		Cardtronics, Inc./Cardtronic USA, 5.500%, 5/01/2025, 144A	2,418,700
3,906,000		Equifax, Inc., 7.000%, 7/01/2037	4,960,809
15,427,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	15,750,950
16,191,000		Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	17,589,282
3,601,000		KLA-Tencor Corp., 3.375%, 11/01/2019	3,660,370
10,996,000		Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	10,998,404
7,255,000		Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,397,578
6,786,000		Tencent Holdings Ltd., 3.375%, 3/05/2018, 144A	6,799,745
12,486,000		Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	12,634,491

			82,210,329

		Treasuries – 24.8%
11,550,000	(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	51,924,923
23,520,333	(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	115,535,225
255,280,000		Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	8,839,837
2,530,000		U.S. Treasury Bond, 2.250%, 8/15/2046	2,282,238
2,485,000		U.S. Treasury Bond, 2.500%, 5/15/2046	2,363,856
6,610,000		U.S. Treasury Bond, 2.875%, 8/15/2045	6,778,865
19,085,000		U.S. Treasury Bond, 2.875%, 11/15/2046	19,577,781
7,963,100		U.S. Treasury Bond, 3.000%, 5/15/2045	8,362,810

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Treasuries – continued
$ 324,300	U.S. Treasury Bond, 3.375%, 5/15/2044	$363,913
753,700	U.S. Treasury Bond, 3.625%, 2/15/2044	880,975
129,054,828	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(c)(f)	129,701,945
130,658,850	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(c)(f)	135,773,633
171,079,308	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(c)(f)	182,757,837
327,500,592	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2018(c)(f)	327,112,537
65,082,495	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(f)	64,317,773
32,253,400	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(f)	31,967,896
69,511,864	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(c)(f)	70,728,970
91,015,000	U.S. Treasury Note, 0.750%, 7/31/2018(c)	90,567,035
72,575,000	U.S. Treasury Note, 0.750%, 8/31/2018(c)	72,132,746
35,550,000	U.S. Treasury Note, 0.750%, 9/30/2018	35,297,262
29,180,000	U.S. Treasury Note, 1.125%, 2/28/2019	28,940,633
60,735,000	U.S. Treasury Note, 1.375%, 7/31/2019	60,277,115
21,724,000	U.S. Treasury Note, 2.000%, 11/15/2026	21,023,910
116,605,000	U.S. Treasury Note, 2.250%, 12/31/2024	115,976,427
45,437,000	U.S. Treasury Note, 2.250%, 2/15/2027	44,840,640

		1,628,326,782

	Utility Other – 0.4%
25,420,000	ACWA Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	26,022,454

	Wireless – 1.1%
1,424,000	American Tower Corp., 4.700%, 3/15/2022	1,524,357
16,594,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A	17,586,139
20,973,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,340,357
14,383,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	14,363,892
3,055,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,787,894
11,565,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,637,281

		70,239,920

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

	Wirelines – 1.8%
$ 720,000	AT&T, Inc., 4.350%, 6/15/2045	$664,273
6,549,000	AT&T, Inc., 4.500%, 3/09/2048	6,136,288
1,615,000	AT&T, Inc., 4.750%, 5/15/2046	1,579,546
7,715,000	AT&T, Inc., 5.250%, 3/01/2037	8,159,568
11,815,000	AT&T, Inc., 5.450%, 3/01/2047	12,627,544
9,515,000	AT&T, Inc., 5.700%, 3/01/2057	10,450,258
11,187,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	11,382,772
15,891,000	Embarq Corp., 7.995%, 6/01/2036	15,453,997
2,301,000	Frontier Communications Corp., 6.875%, 1/15/2025	1,489,898
942,000	Frontier Communications Corp., 7.875%, 1/15/2027	591,105
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	5,127,550
3,890,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,117,996
23,277,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	25,179,006
4,280,000	Verizon Communications, Inc., 2.450%, 11/01/2022	4,195,349
10,669,000	Verizon Communications, Inc., 2.946%, 3/15/2022	10,733,986

		117,889,136

	Total Bonds and Notes (Identified Cost $5,954,703,645)	5,951,701,089

Senior Loans – 3.2%

	Automotive – 0.2%
9,056,647	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 5.000%, 6.479%, 5/19/2023(b)	9,124,572
1,487,781	Visteon Corp., 2017 Repriced Term Loan, 3-month LIBOR + 2.000%, 3.413%, 3/24/2024(b)	1,495,681

		10,620,253

	Chemicals – 0.3%
1,820,850	Ashland, Inc., 2017 Term Loan B, LIBOR + 2.000%, 3.572%, 5/17/2024(g)	1,829,189
14,139,563	H.B. Fuller Co., 2017 Term Loan B, 1-month LIBOR + 2.250%, 3.751%, 10/20/2024(b)	14,176,891
4,229,400	Venator Materials Corp., Term Loan B, 3-month LIBOR + 3.000%, 4.380%, 8/08/2024(b)	4,261,121

		20,267,201

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Consumer Products – 0.3%
$ 23,449,832	Serta Simmons Bedding LLC, 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.848%, 11/08/2023(h)	$21,404,538

	Electric – 0.2%
15,746,013	AES Corp., 2017 Term Loan B, 3-month LIBOR + 2.000%, 3.454%, 5/24/2022(b)	15,772,308

	Food & Beverage – 0.1%
7,323,200	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1-month LIBOR + 2.250%, 3.820%, 5/24/2024(b)	7,345,463

	Gaming – 0.1%
4,533,000	Churchill Downs, Inc., 2017 Term Loan B, 12/12/2024(i)	4,533,000

	Healthcare – 0.2%
14,416,063	Team Health Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 2.750%, 4.319%, 2/06/2024(b)	14,028,703

	Leisure – 0.1%
3,245,475	AMC Entertainment, Inc., New Term Loan B, 1-month LIBOR + 2.250%, 3.727%, 12/15/2023(b)	3,242,781

	Lodging – 0.1%
6,713,775	Four Seasons Hotels Ltd., New 1st Lien Term Loan, 1-month LIBOR + 2.500%, 4.069%, 11/30/2023(b)	6,748,418

	Media Entertainment – 0.1%
7,665,000	CBS Radio, Inc., 2017 Term Loan B, 3-month LIBOR + 2.750%, 4.172%, 11/17/2024(b)	7,700,106

	Midstream – 0.2%
11,835,014	Energy Transfer Equity LP, USD 2017 Term Loan B, 1-month LIBOR + 2.000%, 3.501%, 2/02/2024(b)	11,781,520

	Packaging – 0.0%
2,758,088	Plastipak Packaging, Inc., Term Loan B, 3-month LIBOR + 2.750%, 4.450%, 10/14/2024(b)	2,772,567

	Pharmaceuticals – 0.1%
9,523,038	Change Healthcare Holdings, Inc., 2017 Term Loan B, 1-month LIBOR + 2.750%, 4.319%, 3/01/2024(b)	9,536,179

	Property & Casualty Insurance – 0.0%
2,763,075	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 4.693%, 5/16/2024(b)	2,757,328

	Restaurants – 0.2%
10,842,516	1011778 B.C. Unlimited Liability Co., Term Loan B3, LIBOR + 2.250%, 3.868%, 2/16/2024(g)	10,836,661

	Retailers – 0.5%
3,025,000	Hanesbrands, Inc., 2017 Term Loan B, 3-month LIBOR + 1.750%, 3.227%, 12/15/2024(b)	3,034,468

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

Retailers – continued
$ 14,593,668	Michaels Stores, Inc., 2016 Term Loan B1, 1-month LIBOR + 2.750%, 4.288%, 1/30/2023(h)	$14,588,415
16,355,000	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.488%, 9/12/2024(b)	16,019,723

		33,642,606

	Technology – 0.2%
5,085,392	First Data Corp., 2022 USD Term Loan, 1-month LIBOR + 2.250%, 3.802%, 7/08/2022(b)	5,088,189
4,420,839	First Data Corp., 2024 USD Term Loan, 1-month LIBOR + 2.250%, 3.802%, 4/26/2024(b)	4,421,635
1,999,851	Sabre GLBL, Inc., Incremental Term Loan B, 1-month LIBOR + 2.250%, 3.819%, 2/22/2024(b)	2,009,010

		11,518,834

	Wirelines – 0.3%
8,268,959	Consolidated Communications, Inc., 2016 Term Loan B, 1-month LIBOR + 3.000%, 4.570%, 10/04/2023(b)	8,118,050
10,284,063	Level 3 Financing, Inc., 2017 Term Loan B, 1-month LIBOR + 2.250%, 3.696%, 2/22/2024(b)	10,284,063

		18,402,113

	Total Senior Loans (Identified Cost $214,923,479)	212,910,579

Shares
Preferred Stocks – 0.3%

	Cable Satellite – 0.3%
17,563,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(c) (Identified Cost $18,210,290)	18,660,687

Common Stocks – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%
77,870	Paragon Offshore Ltd.(j)(k)(l)(m)	1,421,127
77,870	Paragon Offshore Ltd., Litigation Units Class A(j)(k)(l)(m)	77,870
116,805	Paragon Offshore Ltd., Litigation Units Class B(j)(k)(l)(m)	2,667,009

	Total Common Stocks (Identified Cost $19,777,522)	4,166,006

Principal Amount (‡)
Short-Term Investments – 7.3%
$ 100,815,000	Federal Home Loan Bank Discount Notes, 1.090%, 2/21/2018(n)	100,630,206
113,845,000	Federal Home Loan Bank Discount Notes, 1.090%, 2/22/2018(n)	113,632,110
209,570,000	U.S. Treasury Cash Management Bills, 1.018%-1.080%, 1/02/2018(n)(o)	209,570,000
54,186,179	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $54,189,430 on 1/02/2018 collateralized by $335,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $336,839; $53,085,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $54,937,029 including accrued interest(p)	54,186,179

Description	Value (†)
Total Short-Term Investments (Identified Cost $478,074,806)	$478,018,495

Total Investments – 101.6% (Identified Cost $6,685,689,742)	6,665,456,856
Other assets less liabilities – (1.6)%	(105,763,473)

Net Assets – 100.0%	$6,559,693,383

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of December 31, 2017, securities held by the Fund were fair valued as follows:

Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$4,166,006	0.1%

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2017 is disclosed.

(b)	Variable rate security. Rate as of December 31, 2017 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	When-issued/delayed delivery. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund take delivery of the security. No interest accrues to the Fund until the transaction settles. Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund’s had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

(f)	Treasury Inflation Protected Security (TIPS).
(g)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2017. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(h)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2017.
(i)	Position is unsettled. Contract rate was not determined at December 31, 2017 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(j)	Level 3 security. Value has been determined using significant unobservable inputs.
(k)	Non-income producing security.
(l)	Fair valued by the Fund’s adviser. At December 31, 2017, the value of these securities amounted to $4,166,006 or 0.1% of net assets.
(m)	Securities subject to restriction on resale. At December 31, 2017, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
Paragon Offshore Ltd.	July 18, 2017	$10,748,704	$1,421,127	Less than 0.1%
Paragon Offshore Ltd., Litigation Units Class A	July 18, 2017	429,948	77,870	Less than 0.1%
Paragon Offshore Ltd., Litigation Units Class B	July 18, 2017	8,598,870	2,667,009	Less than 0.1%

(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(p)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2017, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of Rule 144A holdings amounted to $1,517,584,113 or 23.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PJSC	Private Joint-Stock Company
REITs	Real Estate Investment Trusts
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso
UYU	Uruguayan Peso

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/21/2018	EUR	S	12,144,000	$14,424,886	$14,638,551	$(213,665)
HSBC Bank USA	2/28/2018	MXN	S	425,610,000	22,446,838	21,428,216	1,018,622

Total							$804,957

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes*	$—	$5,951,701,089	$—		$5,951,701,089
Senior Loans*	—	212,910,579	—		212,910,579
Preferred Stocks*	—	18,660,687	—		18,660,687
Common Stocks*	—	—	4,166,006	(a)	4,166,006
Short-Term Investments	—	478,018,495	—		478,018,495

Total Investments	—	6,661,290,850	4,166,006		6,665,456,856

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,018,622	—		1,018,622

Total	$—	$6,662,309,472	$4,166,006		$6,666,475,478

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(213,665)	$—	$(213,665)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/ or December 31 2017:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017
Bonds and Notes
Non-Convertible Bonds

ABS Home Equity	$2,967,183	$—	$—	$—	$—	$—	$—	$(2,967,183)	$—	$—
Common Stocks
Oil, Gas & Consumable Fuels	3,535,259	—	—	630,748	—	—	—	—	4,166,007	630,748

Total	$6,502,442	$—	$—	$630,748	$—	$—	—	$(2,967,183)	$4,166,007	$630,748

A debt security valued at $2,967,183 was transferred from Level 3 to Level 2 during the period ended December 31, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended December 31, 2017, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of December 31, 2017:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$1,018,622

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(213,665)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of December 31, 2017, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America, N.A.	$(213,665)	$—

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2017:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$1,018,622	$78,622

These amounts include cash received as collateral of $940,000.

Industry Summary at December 31, 2017 (Unaudited)

Treasuries	24.8%
Mortgage Related	17.4
Banking	7.1
Sovereigns	3.2
Government Owned - No Guarantee	3.1
ABS Car Loan	2.7
Automotive	2.2
Finance Companies	2.1
Wirelines	2.1
Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	27.6
Short-Term Investments	7.3

Total Investments	101.6
Other assets less liabilities (including forward foreign currency contracts)	(1.6)

Net Assets	100.0%

ITEM 2.	CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2018

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2018